Principal Funds, Inc.

Supplement dated July 29, 2016
to the Statement of Additional Information dated December 31, 2015 as amended and restated March 29, 2016
(as supplemented on May 2, 2016, May 31, 2016, and June 17, 2016)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PURCHASE AND REDEMPTION OF SHARES

In the Purchase of Shares section, add the following:

Effective as of the close of the New York Stock Exchange on or about September 1, 2016, the Credit Opportunities Explorer Fund will no longer be available for purchases from new investors.

PORTFOLIO MANAGER DISCLOSURE

In the Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers) section, replace the information for Jeffrey A. Schwarte in the Other Accounts Managed and Ownership of Securities tables with the following (information in the tables are as of June 30, 2016):

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeffrey A. Schwarte: International Equity Index Fund, SystematEx International Fund*, and SystematEx Large Value Fund*
Registered investment companies	17	$12.2 billion	0	$0
Other pooled investment vehicles	6	$25.5 billion	0	$0
Other accounts	2	$94.5 million	0	$0
* The SystematEx International and SystematEx Large Value funds are new as of September 22, 2015.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeffrey A. Schwarte	International Equity Index	None
Jeffrey A. Schwarte*	SystematEx International	None
Jeffrey A. Schwarte*	SystematEx Large Value	None
* The SystematEx International and SystematEx Large Value funds are new as of September 22, 2015.